                                                                          [LOGO]

                                              SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                                       ADVANTUS CORNERSTONE FUND

                                                                  MARCH 31, 1997

                           [GRAPHIC]

ADVANTUS CORNERSTONE FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     6

STATEMENT OF ASSETS AND LIABILITIES           8

STATEMENT OF OPERATIONS                       9

STATEMENTS OF CHANGES IN NET ASSETS          10

NOTES TO FINANCIAL STATEMENTS                11

SHAREHOLDER SERVICES                         17

April 30, 1997                                                           [PHOTO]

Dear Shareholders:

The last six months have provided investors with some high points and some low. At year end 1996, the stock market exceeded nearly all expectations. Driven by ideal fundamentals, combined with unprecedented levels of money flowing into the market, S&P 500 operating earnings grew by nine percent, while the total return for the S&P 500 Index was over 20 percent. This trend continued into the first quarter 1997.

Investors started reacting to possible Federal Reserve action to curb the economy in the second half of February. Even before short-term money rates were raised by 1/4 percent at the end of March, the stock market started to drop. After reaching a high on February 19, the S&P 500 declined by 7.3 percent resulting in a 2.7 percent increase for the quarter. The largest companies in the S&P 500 outperformed all other companies and were the driving force behind the Index.

The investment grade bond market posted low single digit returns at the end of 1997. The Fed's increase in money rates had a negative impact on bond prices. At the end of the first quarter 1997, the interest rate on the two year Treasury note increased 54 basis points to yield 6.41 percent. The 30-year U.S. Treasury Bond closed the period yielding 7.10 percent, 46 basis points higher for the quarter.

The long-term outlook continues to be favorable. We expect economic growth to slow to around 2.5 percent from 3.2 percent last year as the result of the tighter money policy. In this environment, the current level of interest rates should reward bond investors with historically higher real rates of return which may eventually translate into bond price appreciation. For 1997, we still believe investors may see high single digit bond returns. The growth in equity values should slow as corporate profits decline during the year, to approximately half the rate of 1996.

Moderate economic growth, low inflation, rising corporate profits, a declining Federal deficit and strong corporate cash flow provide the catalyst for what we believe will be a positive financial environment for the balance of the year.

Determining which investments will perform well in both the near and long-term requires professional experience. Advantus Capital Management, Inc. offers a family of ten funds designed to help you reach your financial goals with a thoughtful, well-conceived investment strategy.

Sincerely,

/s/ Paul Gooding
Paul Gooding, President
Advantus Capital Management, Inc.

ADVANTUS CORNERSTONE FUND
PERFORMANCE UPDATE
[PHOTO]
MATTHEW D. FINN, CFA
PORTFOLIO MANAGER

The Advantus Cornerstone Fund is a mutual fund designed for investors seeking long-term accumulation of capital. In pursuit of this objective, the Fund will invest primarily in equity securities of companies which, in the opinion of the Adviser, have market values which appear low relative to their underlying value or future growth potential.

  -Dividends paid quarterly
  -Capital gains distributions paid annually.

PERFORMANCE
For the six month period ended March 31, 1997, the Advantus Cornerstone Fund's three classes of shares offered posted the following returns:

Class A..........................  14.2 percent*
Class B..........................  14.1 percent*
Class C..........................  13.8 percent*

The S&P 500** returned 11.2 percent and the S&P Barra Value Index+ returned 11.4 percent for the same period.

PORTFOLIO RECAP
The five Fund positions that contributed the most to relative performance during the six months were as follows:

-One of the ten largest positions in the Fund, El Paso Energy-- natural gas distribution, appreciated 30.4 percent during the six months.
-In the paper & forest products industry Fort Howard Paper--tissue paper, rose 27.7 percent.
-The third largest contributor to performance was the aluminum industry, Aluminum Company of America and Reynolds Metals, which rose 7 percent and
 10.6 percent, respectively.
-A timely sale of Du Pont--chemicals, and purchase of Witco--also chemicals, made positions in chemicals the fourth largest contributor to portfolio performance for the six month period.
-Another top ten holding, Fruit of the Loom--apparel manufacturing--gained
 9.6 percent. All of these companies remain in the portfolio with the exception of Du Pont.

The biggest drag on Fund performance, relative to the S&P 500, was a lack of representation in the electronics industry in the fourth calendar quarter of 1996. However, Advanced Micro Devices--semiconductors, which was purchased in December and subsequently sold early in 1997, contributed meaningfully to performance. In the first calendar quarter of 1997, holdings in the domestic energy industry hurt Fund performance as the group was weak and the Fund was over-weighted in this segment.

OUTLOOK
The Federal Reserve Board recently raised the Federal Funds rate. It is not yet clear if additional increases in interest rates will be necessary to slow the economy. While Fed action is likely to continue to be the focus of the market, our focus remains on the shares of companies that are undervalued with operations that are improving.

                                                            ADVANTUS CORNERSTONE
                                                                            FUND
                                                                  MARCH 31, 1997

The six largest holdings in the Fund are Fruit of the Loom, Knight-Ridder, American Stores, Everest Reinsurance, Reynolds Metals and El Paso Energy. Each of these companies are undervalued and, in our view, earnings estimates will continue to rise.

The portfolio has substantial representation in the shares of oil companies with an emphasis on domestic oil refiners including: UNOCAL, Amoco, Amerada Hess, Valero, Ultramar Diamond Shamrock, and USX-Marathon. This appears to be the most attractive segment of the energy industry because investment in domestic refining capacity has slowed and demand for refined products continues to grow.

 COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS
      CORNERSTONE FUND, S&P 500 BARRA VALUE INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Cornerstone Fund compared to the S&P 500 Barra Value Index and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Cornerstone Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through March 31, 1997.

                                 CLASS A AND B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
Class A:
One year                        19.7%
Since inception (9/16/94)       22.1%
Class B:
One year                        20.3%
Since inception (9/16/94)       22.6%
                              Class A    Class B   S&P 500 Barra Value Index        CPI
9/16/94                       $10,000    $10,000                     $10,000    $10,000
9/30/94                         9,374      9,870                       9,824     10,054
9/30/95                        11,659     11,708                      12,582     10,275
9/30/96                        14,517     14,649                      14,929     10,570
3/31/97                        16,584     16,764                      16,633     10,724

                                               *HISTORICAL PERFORMANCE IS NOT AN
                                               INDICATION OF FUTURE PERFORMANCE.
                                                THESE PERFORMANCE RESULTS DO NOT
                                                 REFLECT THE IMPACT OF CLASS A'S
                                               MAXIMUM 5 PERCENT FRONT-END SALES
                                           CHARGE OR CLASS B'S MAXIMUM 5 PERCENT
                                               CONTINGENT DEFERRED SALES CHARGE.
                                             **THE S&P 500 IS A BROAD, UNMANAGED
                                            INDEX OF 500 COMMON STOCKS WHICH ARE
                                                REPRESENTATIVE OF THE U.S. STOCK
                                                                 MARKET OVERALL.
                                                  +THE S&P 500 BARRA VALUE INDEX
                                          CONTAINS THOSE STOCKS FROM THE S&P 500
                                           THAT HAVE A PRICE-TO-BOOK RATIO BELOW
                                              THE CAPITALIZATION WEIGHTED MEDIAN
                                             PRICE-TO-BOOK RATIO OF THE S&P 500.

ADVANTUS CORNERSTONE
FUND
MARCH 31, 1997

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                        25.1%
Since inception (3/1/95)        28.6%
                              Class C   S&P 500 Barra Value Index        CPI
3/01/95                       $10,000                     $10,000    $10,000
9/30/95                        12,013                      11,865     10,146
9/30/96                        14,846                      14,078     10,437
3/31/97                        16,892                      15,684     10,589

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A shares and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial adviser's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

                                                            ADVANTUS CORNERSTONE
                                                                            FUND
                                                                  MARCH 31, 1997

TEN LARGEST STOCK HOLDINGS

                                                  MARKET     % OF STOCK
COMPANY                               SHARES      VALUE       PORTFOLIO
-----------------------------------  --------   ----------   -----------
Fruit of the Loom..................  115,600    $4,797,400          5.9%
Knight-Ridder, Inc.................  114,573     4,568,598          5.6%
El Paso Energy Corporation.........   79,877     4,523,035          5.6%
American Stores Company............  100,501     4,472,295          5.5%
Everett Reinsurance Holdings,
  Inc..............................  149,490     4,391,269          5.4%
Reynolds Metals Company............   66,100     4,098,200          5.1%
TIG Holdings, Inc..................  101,500     3,222,625          4.0%
Federated Department Stores........   95,900     3,152,713          3.9%
UNOCAL Corporation.................   69,800     2,661,125          3.3%
YPF Sociedad Anonima...............   97,900     2,594,350          3.2%
                                                ----------          ---
                                                $38,481,610        47.5%
                                                ----------          ---
                                                ----------          ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods                        6.6%
Consumer Goods and Services         29.1%
Credit Sensitive                    17.5%
Technology                           2.2%
Intermediate Goods and
Services                            36.7%
Cash and Other
Assets/Liabilities                   7.9%

ADVANTUS CORNERSTONE FUND
INVESTMENTS IN SECURITIES
MARCH 31, 1997
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
COMMON STOCKS (92.1%)
  CAPITAL GOODS (6.6%)
    Machinery (6.6%)
     76,900   ITT Industries...............................  $  1,720,638
     55,600   Parker Hannifin Corporation..................     2,376,900
     71,401   United Dominion Industries...................     1,740,399
                                                             ------------
                                                                5,837,937
                                                             ------------
  CONSUMER GOODS AND SERVICES (29.1%)
    Consumer Services (5.2%)
    114,573   Knight-Ridder, Incorporated..................     4,568,598
                                                             ------------
    Food (3.5%)
     55,197   Hormel Foods Corporation (b).................     1,414,423
     32,400   Kroger Company (b)...........................     1,644,300
                                                             ------------
                                                                3,058,723
                                                             ------------
    Retail (10.8%)
    100,501   American Stores Company......................     4,472,295
     40,800   CVS Corporation..............................     1,881,900
     95,900   Federated Department Stores (b)..............     3,152,713
                                                             ------------
                                                                9,506,908
                                                             ------------
    Consumer Cyclicals (9.6%)
     42,000   Corning, Incorporated........................     1,863,750
     55,600   Ford Motor...................................     1,744,450
    115,600   Fruit of the Loom (b)........................     4,797,400
      6,125   Quest Diagnostics Incorporated (b)...........        91,109
                                                             ------------
                                                                8,496,709
                                                             ------------
  CREDIT SENSITIVE (17.5%)
    Finance (11.7%)
     44,970   Chubb Corporation (b)........................     2,422,759
    149,490   Everest Reinsurance Holdings, Incorporated...     4,391,269

                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
  CREDIT SENSITIVE--CONTINUED
     18,300   Sovereign Bancorp, Incorporated (b)..........  $    219,600
    101,500   TIG Holdings, Incorporated...................     3,222,625
                                                             ------------
                                                               10,256,253
                                                             ------------
    Utilities (5.8%)
     12,800   Bell Atlantic Corporation (b)................       779,200
     41,900   Bellsouth Corporation (b)....................     1,770,275
     18,400   Nynex Corporation (b)........................       839,500
     45,897   Pacific Telesis Group (b)....................     1,732,612
                                                             ------------
                                                                5,121,587
                                                             ------------
  INTERMEDIATE GOODS AND SERVICES (36.7%)
    Energy (21.2%)
     41,600   Amerada Hess Corporation.....................     2,204,800
     21,500   Amoco Corporation............................     1,862,438
     79,877   El Paso Energy Corporation...................     4,523,035
     30,200   Ultramar Diamond Shamrock Corporation........       958,850
     69,800   UNOCAL Corporation...........................     2,661,125
     67,900   USX--Marathon Group..........................     1,892,713
     52,800   Valero Energy Corporation....................     1,920,600
     97,900   YPF Sociedad Anonima (c).....................     2,594,350
                                                             ------------
                                                               18,617,911
                                                             ------------
    Materials (13.1%)
     25,020   Aluminum Company of America..................     1,701,360
     37,200   Century Aluminum Company.....................       627,749

              See accompanying notes to investments in securities.

                                                       ADVANTUS CORNERSTONE FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
  INTERMEDIATE GOODS AND SERVICES-- CONTINUED
     21,617   Champion International Corporation (b).......  $    983,573
     16,000   Cytec Industries, Inc. (b)...................       606,000
     61,400   Fort Howard Corporation (b)..................     1,911,075
     66,100   Reynolds Metals Company......................     4,098,200
     47,487   Witco Corporation (b)........................     1,614,558
                                                             ------------
                                                               11,542,515
                                                             ------------
                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
  INTERMEDIATE GOODS AND SERVICES-- CONTINUED
    Transportation (2.4%)
     18,300   Burlington Northern Santa Fe.................  $  1,354,200
     27,800   Teekay Shipping Corporation (c)..............       799,250
                                                             ------------
                                                                2,153,450
                                                             ------------
  TECHNOLOGY (2.2%)
     25,090   Compaq Computer Corporation (b)..............     1,922,521
                                                             ------------
Total common stocks
  (cost: $72,794,253)......................................  $ 81,083,112
                                                             ------------

PRINCIPAL
----------
  SHORT-TERM SECURITIES (7.4%)
$1,160,000  U.S. Treasury Bills...............................  5.24%-5.29%  05/22/97    1,151,338
 2,455,000  U.S. Treasury Bill................................        5.33%  06/19/97    2,426,686
 1,340,000  Baltimore Gas & Electric CP.......................        5.35%  04/03/97    1,339,363
 1,575,000  Donnelly RR CP....................................        5.43%  04/14/97    1,571,539
                                                                                       -----------
            Total short-term securities (cost: $6,489,211)...........................    6,488,926
                                                                                       -----------
            Total investments in securities (cost: $79,283,464) (d)..................  $87,572,038
                                                                                       -----------
                                                                                       -----------

Notes to Investments in Securities
(a)_Securities are valued by procedures described in note 2 to the financial statements.

(b)_Presently non-income producing.

(c)_The Fund held 3.7% of net assets in foreign securities as of March 31, 1997.

(d)_At March 31, 1997 the cost of securities for federal income tax purposes was $79,283,464. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation...........  $9,230,161
      Gross unrealized depreciation...........    (941,587)
                                                ----------
      Net unrealized appreciation.............  $8,288,574
                                                ----------
                                                ----------

ADVANTUS CORNERSTONE FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997
(UNAUDITED)

                                  ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost:
 $79,283,464)...............................................  $  87,572,038
Cash in bank on demand deposit..............................        177,004
Receivable for Fund shares sold.............................        277,505
Dividends receivable........................................        122,869
Organizational costs........................................         26,822
                                                              -------------
    Total assets............................................     88,176,238
                                                              -------------
                                LIABILITIES
Payable for Fund shares redeemed............................          3,018
Payable to Adviser..........................................        119,980
                                                              -------------
    Total liabilities.......................................        122,998
                                                              -------------
Net assets applicable to outstanding capital stock..........  $  88,053,240
                                                              -------------
                                                              -------------
Represented by:
  Capital stock--authorized 10 billion shares (Class A--2
   billion shares, Class B--2 billion shares, Class C--2
   billion shares and 4 billion shares unallocated) of $.01
   par value (note 1).......................................  $      56,957
  Additional paid-in capital................................     74,488,641
  Undistributed net investment income.......................          2,077
  Accumulated net realized gains from investments...........      5,216,991
  Unrealized appreciation of investments....................      8,288,574
                                                              -------------
    Total--representing net assets applicable to outstanding
     capital stock..........................................  $  88,053,240
                                                              -------------
                                                              -------------
Net assets applicable to outstanding Class A Shares.........  $  72,680,045
                                                              -------------
                                                              -------------
Net assets applicable to outstanding Class B Shares.........  $  13,147,105
                                                              -------------
                                                              -------------
Net assets applicable to outstanding Class C Shares.........  $   2,226,090
                                                              -------------
                                                              -------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 4,694,826.....................  $       15.48
                                                              -------------
                                                              -------------
  Class B--Shares outstanding 855,771.......................  $       15.36
                                                              -------------
                                                              -------------
  Class C--Shares outstanding 145,089.......................  $       15.34
                                                              -------------
                                                              -------------

                See accompanying notes to financial statements.

                                                       ADVANTUS CORNERSTONE FUND
                                                         STATEMENT OF OPERATIONS
                                   PERIOD FROM OCTOBER 1, 1996 TO MARCH 31, 1997
                                                                     (UNAUDITED)

Investment income:
  Interest..................................................  $   173,362
  Dividends.................................................      529,831
                                                              -----------
                                                                  703,193
                                                              -----------
Expenses (note 4):
  Investment advisory fee...................................      279,872
  Distribution fees--Class A................................       87,131
  Distribution fees--Class B................................       50,824
  Distribution fees--Class C................................        8,580
  Administrative services fee...............................       21,600
  Amortization of organizational costs......................        5,550
  Custodian fees............................................        4,268
  Auditing and accounting services..........................        7,805
  Legal fees................................................        1,776
  Directors' fees...........................................          532
  Registration fees.........................................       20,011
  Printing and shareholder reports..........................       11,862
  Insurance.................................................        2,980
                                                              -----------
      Total expenses........................................      502,791
  Less fees and expenses waived or absorbed:
    Class A distribution fees...............................      (58,087)
                                                              -----------
      Total net expenses....................................      444,704
                                                              -----------
      Investment income--net................................      258,489
                                                              -----------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3)................    5,631,004
  Net change in unrealized appreciation or depreciation on
   investments..............................................    2,422,368
                                                              -----------
      Net gains on investments..............................    8,053,372
                                                              -----------
Net increase in net assets resulting from operations........  $ 8,311,861
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.

ADVANTUS CORNERSTONE FUND
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM OCTOBER 1, 1996 TO MARCH 31, 1997 AND
YEAR ENDED SEPTEMBER 30, 1996
(UNAUDITED)

                                                        1997           1996
                                                    ------------   ------------
Operations:
  Investment income--net..........................  $    258,489   $    256,939
  Net realized gains on investments...............     5,631,004      6,702,261
  Net change in unrealized appreciation or
   depreciation on investments....................     2,422,368      2,262,010
                                                    ------------   ------------
      Increase in net assets resulting from
       operations.................................     8,311,861      9,221,210
                                                    ------------   ------------
Distributions to shareholders from:
  Investment income--net:
    Class A.......................................      (277,210)      (241,804)
    Class B.......................................        (5,066)        (4,243)
    Class C.......................................          (724)          (953)
  Net realized gains on investments:
    Class A.......................................    (5,574,463)    (2,024,993)
    Class B.......................................      (967,474)      (141,042)
    Class C.......................................      (158,214)        (9,744)
                                                    ------------   ------------
      Total distributions.........................    (6,983,151)    (2,422,779)
                                                    ------------   ------------
Capital share transactions (notes 4 and 6):
  Proceeds from sales:
    Class A.......................................    21,381,613     12,858,134
    Class B.......................................     5,562,065      4,817,331
    Class C.......................................     1,061,004      1,014,692
  Proceeds from issuance of shares as a result of
   reinvested dividends:
    Class A.......................................     2,900,903        516,144
    Class B.......................................       938,411        145,189
    Class C.......................................       140,791         10,550
  Payments for redemption of shares:
    Class A.......................................    (1,079,579)      (540,831)
    Class B.......................................      (645,719)      (169,208)
    Class C.......................................      (168,205)       (19,247)
                                                    ------------   ------------
      Increase in net assets from capital share
       transactions...............................    30,091,284     18,632,754
                                                    ------------   ------------
      Total increase in net assets................    31,419,994     25,431,185
Net assets at beginning of period.................    56,633,246     31,202,061
                                                    ------------   ------------
Net assets at end of period (including
 undistributed net investment income of $2,077 and
 $21,038, respectively)...........................  $ 88,053,240   $ 56,633,246
                                                    ------------   ------------
                                                    ------------   ------------

                See accompanying notes to financial statements.

                                                       ADVANTUS CORNERSTONE FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 1997
                                                                     (UNAUDITED)

(1) ORGANIZATION
    Advantus Cornerstone Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus Cornerstone Fund, Inc. (effective March 1, 1995). Prior to March 1, 1995 the Fund was known as MIMLIC Value Fund, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

    On June 20, 1994, MIMLIC Asset Management Company (MIMLIC Management) purchased 7,500 Class A shares and 7,500 Class B shares. Operations of the Fund did not formally commence until September 16, 1994 when the shares became effectively registered under the Securities Exchange Act of 1933. The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management, purchased 990,644 Class A shares for $10 million prior to commencement of operations.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

ADVANTUS CORNERSTONE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid-in capital by $5,550.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the period ended March 31, 1997, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $52,020,558 and $28,595,505, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser). Advantus Capital is a wholly-owned subsidiary of MIMLIC Management which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (Minnesota Mutual). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the

                                                       ADVANTUS CORNERSTONE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a
 .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .10 percent. MIMLIC Sales waived Class A distribution fees in the amount of $58,087 for the period ended March 31, 1997.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee, equal to $3,600 per month, to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $248,679.

    As of March 31, 1997, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole own the following shares:

                                                           NUMBER OF SHARES    PERCENTAGE OWNED
                                                          ------------------  -------------------
Class A.................................................        2,185,358             46.55%
Class C.................................................            1,097               .76%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $1,776.

(5) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by MIMLIC Management, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

ADVANTUS CORNERSTONE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(6) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the period from October 1, 1996 to March 31, 1997 and the year ended September 30, 1996 were as follows:

                                                           CLASS A               CLASS B               CLASS C
                                                    ---------------------  --------------------  --------------------
                                                       1997       1996       1997       1996       1997       1996
                                                    ----------  ---------  ---------  ---------  ---------  ---------
Sold..............................................   1,361,285    933,055    359,038    349,609     68,883     74,263
Issued for reinvested distributions...............     190,719     40,364     63,294     11,527      9,745        788
Redeemed..........................................     (69,228)   (38,831)   (41,945)   (12,529)   (10,905)    (1,310)
                                                    ----------  ---------  ---------  ---------  ---------  ---------
                                                     1,482,776    934,588    380,387    348,607     67,723     73,741
                                                    ----------  ---------  ---------  ---------  ---------  ---------
                                                    ----------  ---------  ---------  ---------  ---------  ---------

                                                       ADVANTUS CORNERSTONE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS
        Per share data for a share of capital stock and selected information for each period are as follows:

                                                       CLASS A
                                ------------------------------------------------------
                                 PERIOD FROM                             PERIOD FROM
                                 OCTOBER 1,     YEAR ENDED SEPTEMBER    SEPTEMBER 16,
                                   1996 TO              30,              1994(b) TO
                                  MARCH 31,    ----------------------   SEPTEMBER 30,
                                    1997         1996       1995(a)         1994
                                -------------  ---------  -----------  ---------------
Net asset value, beginning of
 period.......................    $   15.06    $   12.96   $   10.63      $   10.77
                                -------------  ---------  -----------       -------
Income from investment
 operations:
  Net investment income
   (loss).....................          .07          .09         .12           (.01)
  Net gains or losses on
   securities (both realized
   and unrealized)............         1.99         2.91        2.42           (.15)
                                -------------  ---------  -----------       -------
    Total from investment
     operations...............         2.06         3.00        2.54           (.14)
                                -------------  ---------  -----------       -------
Less distributions:
  Dividends from net
   investment income..........         (.07)        (.08)       (.16)            --
  Distributions from capital
   gains......................        (1.57)        (.82)       (.05)            --
                                -------------  ---------  -----------       -------
    Total distributions.......        (1.64)        (.90)       (.21)            --
                                -------------  ---------  -----------       -------
Net asset value, end of
 period.......................    $   15.48    $   15.06   $   12.96      $   10.63
                                -------------  ---------  -----------       -------
                                -------------  ---------  -----------       -------
Total return (c)..............         14.2%(e)      24.5%       24.4%         (1.3)%(d)
Net assets, end of period (in
 thousands)...................    $  72,680    $  48,383   $  29,520      $  10,616
Ratio of expenses to average
 daily net assets (f).........         1.12%(h)      1.26%       1.35%          .05%(f)
Ratio of net investment income
 to average daily net assets
 (f)..........................          .89%(h)       .70%       1.01%          .07%(g)
Portfolio turnover rate
 (excluding short-term
 securities)..................         45.0%       128.0%      160.1%           8.1%
Average commission rate on
 stock transactions (i).......    $   .0623    $   .0721         N/A            N/A

----------
(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end sales charges.
(d) Total return is presented for the period from September 16, 1994, commencement of operations, to September 30, 1994.
(e) Total return is presented for the period from October 1, 1996 to March 31, 1997.
(f) The Fund's Distributor and Adviser voluntarily waived or absorbed $58,087, $74,454, $83,746 and $1,872 in expenses for the period ended March 31, 1997, years ended September 30, 1996 and 1995 and the period ended September 30, 1994, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.32%, 1.46%, 1.81% and .07%, respectively, and the ratio of net investment income to average daily net assets would have been .69%, .50%, .56% and .05%, respectively.
(g) Ratios presented for the periods from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(h) Adjusted to an annual basis.
(i) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stock for the period by the number of related shares purchased and sold.

ADVANTUS CORNERSTONE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS--(CONTINUED)

                                                           CLASS B
                                -------------------------------------------------------------
                                 PERIOD FROM                                     PERIOD FROM
                                 OCTOBER 1,       YEAR ENDED SEPTEMBER 30,      SEPTEMBER 16,
                                   1996 TO                                       1994(b) TO
                                  MARCH 31,     -----------------------------   SEPTEMBER 30,
                                    1997            1996           1995(a)          1994
                                -------------   -------------   -------------   -------------
Net asset value, beginning of
 period.......................  $    14.92      $       12.90   $    10.63      $    10.77
                                -------------          ------       ------          ------
Income from investment
 operations:
  Net investment income
   (loss).....................          --                 --          .02            (.01)
  Net gains or losses on
   securities (both realized
   and unrealized)............        2.02               2.85         2.41            (.13)
                                -------------          ------       ------          ------
    Total from investment
     operations...............        2.02               2.85         2.43            (.14)
                                -------------          ------       ------          ------
Less distributions:
  Dividends from net
   investment income..........        (.01)              (.01)        (.11)             --
  Distributions from capital
   gains......................       (1.57)              (.82)        (.05)             --
                                -------------          ------       ------          ------
    Total distributions.......       (1.58)              (.83)        (.16)             --
                                -------------          ------       ------          ------
Net asset value, end of
 period.......................  $    15.36      $       14.92   $    12.90      $    10.63
                                -------------          ------       ------          ------
                                -------------          ------       ------          ------
Total return (c)..............        14.1%(e)           23.4%        23.2%           (1.3)%(d)
Net assets, end of period (in
 thousands)...................  $   13,147      $       7,095   $    1,635      $       93
Ratio of expenses to average
 daily net assets (g).........        2.02%(i)           2.15%        2.25%            .09%(h)
Ratio of net investment income
 (loss) to average daily net
 assets (g)...................        (.02)%(i)          (.12)%        .05%            .03%(h)
Portfolio turnover rate
 (excluding short-term
 securities)..................        45.0%             128.0%       160.1%            8.1%
Average commission rate on
 stock transactions (j).......  $    .0623      $       .0721          N/A             N/A


                                                   CLASS C
                                ---------------------------------------------
                                 PERIOD FROM                     PERIOD FROM
                                 OCTOBER 1,                       MARCH 1,
                                   1996 TO       YEAR ENDED      1995(b) TO
                                  MARCH 31,     SEPTEMBER 30,   SEPTEMBER 30,
                                    1997            1996            1995
                                -------------   -------------   -------------
Net asset value, beginning of
 period.......................  $    14.94      $    12.90      $      10.79
                                    ------          ------            ------
Income from investment
 operations:
  Net investment income
   (loss).....................          --              --               .02
  Net gains or losses on
   securities (both realized
   and unrealized)............        1.98            2.87              2.14
                                    ------          ------            ------
    Total from investment
     operations...............        1.98            2.87              2.16
                                    ------          ------            ------
Less distributions:
  Dividends from net
   investment income..........        (.01)           (.01)             (.05)
  Distributions from capital
   gains......................       (1.57)           (.82)               --
                                    ------          ------            ------
    Total distributions.......       (1.58)           (.83)             (.05)
                                    ------          ------            ------
Net asset value, end of
 period.......................  $    15.34      $    14.94      $      12.90
                                    ------          ------            ------
                                    ------          ------            ------
Total return (c)..............        13.8%(e)        23.6%             20.1%(f)
Net assets, end of period (in
 thousands)...................  $    2,226      $    1,156      $         47
Ratio of expenses to average
 daily net assets (g).........        2.02%(i)        2.13%             2.25%(i)
Ratio of net investment income
 (loss) to average daily net
 assets (g)...................        (.01)%(i)       (.01)%            (.07)%(i)
Portfolio turnover rate
 (excluding short-term
 securities)..................        45.0%          128.0%            160.1%
Average commission rate on
 stock transactions (j).......  $    .0623      $    .0721               N/A

----------
(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of contingent deferred sales charges.
(d) Total return is presented for the period from September 16, 1994, commencement of operations, to September 30, 1994.
(e) Total return is presented for the period from October 1, 1996 to March 31, 1997.
(f) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(g) The Fund's Distributor and Advisor voluntarily waived or absorbed $58,087, $74,454, $83,746 and $1,872 in expenses for the period from October 1, 1996 to March 31, 1997, the years ended September 30, 1996 and 1995 and the period from September 16, 1994 to September 30, 1994, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.03%, 2.15%, 2.45% and .10%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been 0%, (.12)%, (.15)% and .02%. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.03%, 2.13% and 2.34%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.01)%, (.01)% and (.16)%, respectively, for the period from October 1, 1996 to March 31, 1997, the year ended September 30, 1996 and the period from March 1, 1995 to September 30, 1995.
(h) Ratios presented for the periods from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(i) Adjusted to an annual basis.
(j) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stock for the period by the number of related shares purchased and sold.

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus' non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, SIMPLE, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Sign up for telephone redemption on the Advantus Application or complete a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semiannual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. Central Time on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through your local registered representative of MIMLIC Sales Corporation, distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages eleven mutual funds containing $2.3 billion in assets in addition to $1.4 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                                    MIMLIC SALES CORPORATION
                                    400 ROBERT STREET NORTH
                                    ST. PAUL, MN 55101-2098
                                    1-800-443-3677

MIMLIC SALES CORPORATION                                BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48648 5-97